                   Central European Media Enterprises Ltd.
                       $125,000,000 Principal Amount of
                  % Convertible Subordinated Notes Due 2004

                            ----------------------

                            UNDERWRITING AGREEMENT

                            ----------------------

                                                              New York, New York
                                                                          , 1997

SCHRODER WERTHEIM & CO. INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED

SMITH BARNEY INC.

As Representatives of
         the several Underwriters
         named in Schedule I hereto
         c/o Schroder Wertheim & Co. Incorporated
         Equitable Center
         787 Seventh Avenue
         New York, New York 10019-6016

Dear Sirs:

         Central European Media Enterprises Ltd., a Bermuda company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the
"Underwriters"), an aggregate $125,000,000 principal amount of    % Convertible
Subordinated Notes Due 2004 (the "Notes") pursuant to the Indenture (the
"Indenture"), dated as of         ,1997, between the Company and IBJ Schroder
Bank & Trust Company, as Trustee (the "Trustee"). The Notes to be sold by the Company are herein referred to as the "Firm Securities." In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional $18,750,000 principal amount of Notes (the "Option Securities"), on the terms and for the purposes set forth in Section 2 hereof. The Firm Securities and the Option Securities are herein collectively referred to as the "Securities."

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and a registration statement on Form S-3 (File No. 333-24365), and as a part thereof a preliminary prospectus, in respect of the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you and, with the exception of exhibits to the registration statement, to you for each of the other Underwriters; if such registration statement has not become effective, an amendment (the "Final Amendment") to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, will promptly be filed by the Company with the Commission; if such registration statement has become effective and any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, which amendment or amendments shall be in form acceptable to you, the most recent such amendment has been declared effective by the Commission; if such registration statement has become effective, a final prospectus (the "Rule 430A Prospectus") relating to the Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the General Rules and Regulations of the Commission (the "Rules") under the Securities Act of 1933, as amended (the "Act"), will promptly be filed by the Company pursuant to Rule 424(b) of the Rules (any preliminary prospectus filed as part of such registration statement being herein called a "Preliminary Prospectus," such registration statement as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), including all documents incorporated by reference into the Rule 430A Prospectus or the Prospectus and all exhibits thereto and all information deemed to be a part thereof at such time pursuant to Rule 430A of the Rules, being herein called the "Original Registration Statement" and the final prospectus (including all documents incorporated therein by reference) relating to the Securities in the form first filed pursuant to Rule 424(b)(1) or (4) of the Rules or, if no such filing is required, the form of final prospectus included in the Original Registration Statement, together with pricing-related information, a term sheet or an abbreviated term sheet, being herein called the "Prospectus");

                  (b) The Company may also file with the Commission a registration statement pursuant to Rule 462(b) of the Rules for the purpose of registering certain additional Securities (any such registration statement, including any preliminary prospectus or prospectus incorporated therein at the time such registration statement becomes effective, being herein called a "Rule 462(b) Registration Statement", and together with the Original Registration Statement, the "Registration Statement"), which shall be effective upon filing with the Commission and copies of which shall be delivered to you, and with the exception of exhibits, if any, to you for each other Underwriter;

                  (c) No order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Commission, and each Preliminary Prospectus and Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                  (d) On the Effective Date and the date the Prospectus is filed with the Commission, and when any further amendment or supplements thereto become effective or are filed with the Commission, as the case may be, and at the Time of Delivery (as defined in Section 4 hereof) and on any Option Securities Delivery Date (as defined in Section 4 hereof), the Registration Statement, the Prospectus and such amendment or supplements did and will conform in all material respects to the requirements of the Act and the Rules as in effect on such date (or, with respect to documents incorporated therein by reference, on the date of filing of such document), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of such dates (or, with respect to documents incorporated by reference, on the date of filing of such document); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                  (e) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate action of the Company; and this Agreement has been executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                  (f) Neither the Company nor any of its Subsidiaries has sustained since December 31, 1996, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its Subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock or any material increase in short-term debt or long-term debt of the Company or any of its Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus. The term "Subsidiary" as used herein shall mean any person, firm, partnership or corporation ("Legal Entity") in which the Company has a direct or indirect equity or voting interest;

                  (g) The Company and its Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described or contemplated by the Prospectus, or such as would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole, and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described or contemplated by the Prospectus or such exceptions as would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                  (h) Each license pursuant to which the Company conducts its broadcast operations ("License") has been duly and validly issued to the Legal Entity specified in the Registration Statement as holding such License pursuant to the licensing procedures of the jurisdiction granting the same, and each such License is in full force and effect. To the best of the Company's knowledge, except as disclosed in the Prospectus, where broadcast properties are in operation, the broadcast property to which each such License pertains is being operated substantially in accordance with the terms of the applicable License and the relevant legislation of the issuing jurisdiction or pursuant to applicable exemptions or other relief therefrom, which exemptions or other relief have been described in the Prospectus. To the best of the Company's knowledge, at this time and as of the Time of Delivery (as defined in Section 4 hereof), except as set forth or contemplated in the Prospectus (i) no application, action or proceeding is or will be pending for the modification of any License, (ii) no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, non-renewal or suspension of any License, or the imposition of any administrative sanction, and
         (iii) the issuance and sale of the Securities hereunder will not lead to the revocation, modification, non-renewal or suspension of any License, or the imposition of any administrative sanction;

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the Company or the Company and its Subsidiaries considered as a whole); and each of the Company's Subsidiaries has been duly incorporated or, if not a corporation, duly organized, and is validly existing as a corporation or other Legal Entity in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation or other Legal Entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries considered as a whole); and the Company has all necessary corporate power and all governmental authorizations, permits and approvals required to own its properties and conduct its business as described in the Prospectus;

                  (j) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, and all the issued shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") have been duly and validly authorized and issued, are fully paid and non-assessable, are free of any preemptive or similar rights, were issued and sold in compliance with the applicable federal, foreign and state securities laws and conform in all material respects to the description in the Prospectus; as of December 31, 1996, except as set forth in the Company's consolidated financial statements included in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company; there are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them; and all of the issued shares or other interests in the capital of each Subsidiary of the Company as described in the Prospectus as being owned by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company or one or more of the Company's Subsidiaries free and clear of all liens, encumbrances, equities or claims, except such as are described in the Prospectus or such as would not, singly, or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any Subsidiary or any security convertible or exchangeable or exercisable for capital stock of any Subsidiary, except such as are described in the Prospectus or such as would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                  (k) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Indenture; the execution, delivery and performance by the Company of its obligations under the Indenture have been duly and validly authorized by all requisite corporate action of the Company; and the Indenture has been executed and delivered by the Company and constitutes the legal, valid and binding obligation or the Company, enforceable against the Company in accordance with its terms;

                  (l) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Notes; the execution, delivery and performance by the Company of its obligations under the Notes have been duly and validly authorized by all requisite corporate action of the Company; and the Notes, when authenticated by the Trustee and delivered against payment therefore as provided herein, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms and conform in an material respects to the description of the Notes in the Prospectus and have been duly authorized for quotation subject to official notice of issuance, on the Nasdaq Stock Market's SmallCap Market;

                  (m) The shares of Common Stock to be issued upon conversion of the Notes hereunder have been duly and validly authorized and, when issued and delivered upon conversion of the Notes, will be duly and validly issued, fully paid and non-assessable, will not be subject to any lien, encumbrance, preemptive right or any other claim, will conform in all material respects to the description of the Common Stock in the Prospectus, and are duly authorized for quotation and will be quoted, subject to official notice of issuance, on the Nasdaq Stock Market's National Market (the "Nasdaq National Market");

                  (n) The performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association or the bye-laws or any other equivalent corporate governance document, in each case as amended, of the Company or any of its Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than litigation incident to the business conducted by the Company and its Subsidiaries which will not individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries considered as a whole; and, except as set forth in the Prospectus, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and neither the Company nor any of its Subsidiaries is involved in any labor dispute, nor, to the Company's knowledge, is any labor dispute threatened;

                  (p) The Company and its Subsidiaries have such licenses, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their prospective properties and to conduct their respective businesses in the manner now being conducted and as described in the Prospectus; and the Company and its Subsidiaries have fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits;

                  (q) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and in the jurisdictions in which they conduct such businesses; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries taken as a whole, except as described in or contemplated by the Prospectus;

                  (r) Arthur Andersen & Co., who have certified certain consolidated financial statements of (i) the Company and its consolidated Subsidiaries, (ii) Slovenska Televizna Spolocnost, s.r.o

         ("STS" or the "Slovak Subsidiary"), (iii) 1A TV
         Beteiligungsgesellschaft GmbH & Co. Betriebs KG ("PULS"), and (iv) Franken Funk & Fernsehen GmbH ("FFF"), are independent public accountants as required by the Act and the Rules;

                  (s) The consolidated financial statements of the Company and the financial statements of STS, PULS, and FFF and any other unconsolidated associated company in which the Company has a financial interest (the "Unconsolidated Associated Companies") included in the Registration Statement (or incorporated by reference therein) and the Prospectus present fairly the financial condition, the results of operations and the cash flows of the Company (including its predecessor), its consolidated Subsidiaries and the Unconsolidated Associated Companies as of the dates and for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is accurately presented and, to the extent such information and data is derived from the financial statements and books and records of the Company and its consolidated Subsidiaries, and the Unconsolidated Associated Companies, no other financial statements are required to be included in the Registration Statement (or incorporated by reference therein) and the Prospectus;

                  (t) The Company is aware of no statutes or governmental regulations, or any contracts or other documents that are required to be described in or filed as exhibits to the Registration Statement which are not described therein or filed or incorporated by reference as exhibits thereto;

                  (u) The Company and its Subsidiaries own or possess adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names and copyrights necessary to conduct the general businesses now operated by them and neither the Company nor any of its Subsidiaries has received any notice of infringement of, or conflict with, asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, could materially adversely affect the business, operations, financial condition, income or business prospects of the Company and its Subsidiaries considered as a whole;

                  (v) In addition to the rights described in paragraph (u) hereof, the Company and its Subsidiaries have rights under appropriate binding agreements to broadcast the programming they currently broadcast, and are scheduled to broadcast. To the best of the Company's knowledge, broadcasting of these programs by the Company and its Subsidiaries pursuant to the rights granted under such agreements does not and will not violate any copyright or other laws relating to the use of another party's intellectual property;

                  (w) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its memorandum of association or bye-laws or equivalent corporate governance documents, in each case as amended to the date hereto, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries, or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, the violation of which could have a material adverse effect on the Company or any of its Subsidiaries;

                  (x) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, except such as is disclosed in the Prospectus or such as would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                  (y) The Company and its Subsidiaries, other than the Romanian Subsidiary (as defined below), have timely filed all necessary tax returns and notices and have paid all federal, state, county, local and foreign taxes of any nature whatsoever for all tax years through December 31, 1996, to the extent such taxes have become due. The Company has no knowledge, or any reasonable grounds to know, of any tax deficiencies which would have a material adverse effect on the Company or any of its Subsidiaries, taken as a whole; the Company and its Subsidiaries, other than the Romanian Subsidiary, have paid all taxes which have become due, whether pursuant to any assessments, or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessments for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement; the amounts currently set up as provisions for taxes or otherwise by the Company and its Subsidiaries, other than the Romanian Subsidiary, on their books and records are sufficient for the payment of all their unpaid federal, foreign, state, county and local taxes accrued through the dates as of which they speak, and for which the Company and its Subsidiaries may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other Legal Entity;*

                  (z) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (aa) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is imminent which might be expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries considered as a whole;

                  (ab) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Securities to the initial purchasers thereof;

                  (ac) The indemnification and contribution provisions set forth in Section 8 hereof do not contravene Bermuda law or public policy;

                  (ad) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of its Subsidiaries has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus;

                  (ae) The Company is not an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended;

                  (af) Neither the Company nor any of its Subsidiaries will be a Foreign Personal Holding Company ("FPHC") as defined in Section 552 of the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable year ending December 31, 1997, and to the best of the Company's knowledge, neither the Company nor any of its Subsidiaries will become FPHCs in the future by reason of the nature of their income. In addition, neither the Company nor any of its Subsidiaries will be a Passive Foreign

------------------
         * The Romanian Subsidiary has failed to timely pay certain VAT and related penalties and withholding taxes in Romania, which taxes and penalties, if not paid or relieved following a successful appeal to the Romanian taxation authorities, could have a material adverse effect on the Romanian Subsidiary, but would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         Investment Company ("PFIC"), as defined in Section 1296 of the Code, for its taxable year ending December 31, 1996, and to the best of the Company's knowledge, neither the Company nor its Subsidiaries will become PFICs in the future by reason of the nature of their income or assets. The Company will take such reasonable efforts as are necessary to structure its and its Subsidiaries' operations to avoid any of them becoming an FPHC or a PFIC. Should the Company or any of its Subsidiaries become a PFIC in any year, the Company will provide sufficient information to its shareholders to enable them to elect to have the PFIC treated as a qualified electing fund for purposes of
         Section 1295 of the Code;

                  (ag) The Company has not taken and will not take, directly or indirectly, any action designed to, or which has constituted or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, in each case as defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the General Rules and Regulations of the Commission thereunder;

                  (ah) The Company has validly and irrevocably submitted to the jurisdiction of any U.S. Federal or State court located in the Borough of Manhattan, the City of New York, and has designated Corporation Service Company as its agent for service of process; and

                  (ai) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate principal amount of $125,000,000 Firm Securities, and each of the Underwriters agrees to purchase from the Company, at a purchase price of $______ per $1,000, the respective aggregate principal amount of Firm Securities determined in the manner set forth below. The obligation of each Underwriter to the Company shall be to purchase that portion of the principal amount of Notes to be sold by the Company pursuant to this Agreement as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule I bears to the total principal amount of Firm Securities to be purchased by the Underwriters pursuant to this Agreement, in each case adjusted by you such that no Underwriter shall be obligated to purchase Firm Securities other than in multiples of $1,000. In making this Agreement, each Underwriter is contracting severally and not jointly.

         In addition, subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, as required (for the sole purpose of covering over-allotments in the sale of the Firm Securities), up to a principal amount of $18,750,000 of Option Securities at the purchase price per $1,000 of the Firm Securities being sold by the Company as stated in the preceding paragraph. The right to purchase the Option Securities may be exercised by your giving 48 hours' prior written notice to the Company of your determination to purchase all or a portion of the Option Securities. Such notice may be given at any time within a period of 30 days following the date of this Agreement. Option Securities shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. No Option Securities shall be delivered to or for the accounts of the Underwriters unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided. The respective purchase obligations of each Underwriter shall be adjusted by you so that no Underwriter shall be obligated to purchase Option Securities other than in multiples of $1,000. The Underwriters may cancel any purchase of Option Securities at any time prior to the Option Securities Delivery Date (as defined in Section 4 hereof) by giving written notice of such cancellation to the Company.

         3. Upon the authorization by you of the release of the Securities, the Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Certificates in definitive form for the Firm Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable in Federal or other same day funds, to the order of the Company, for the purchase price of the Firm Securities being sold by the Company in New York, New York, at 9:30 A.M., New York City time, on ______________, 1997, or at such other time, date and place as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

         Certificates in definitive form for the Option Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price thereof by certified or official bank check or checks, payable in Federal or other same day funds, to the order of the Company, for the purchase price of the Option Securities, in New York, New York, at such time and on such date (not earlier than the Time of Delivery nor later than six business days after giving of the notice delivered by you to the Company with reference thereto) and in such denominations and registered in such names as shall be specified in the notice delivered by you to the Company with respect to the purchase of such Option Securities. The date and time of such delivery and payment are herein sometimes referred to as the "Option Securities Delivery Date." The obligations of the Underwriters shall be subject, in their discretion, to the condition that there shall be delivered to the Underwriters on the Option Securities Delivery Date opinions and certificates, dated such Option Securities Delivery Date, referring to the Option Securities, instead of the Firm Securities, but otherwise to the same effect as those required to be delivered at the Time of Delivery pursuant to
Section 7(d), 7(e), 7(f), 7(g), 7(h), 7(i), 7(j), 7(k), 7(l), 7(m), 7(n), 7(o),

7(p), 7(q), 7(r) and 7(t), provided, that if the Option Securities Delivery Date and the Time of Delivery are the same, additional deliveries described by this section shall not be required.

         Certificates for the Firm Securities and the Option Securities so to be delivered will be in good delivery form, and in such denominations and registered in such names as you may request not less than 48 hours prior to the Time of Delivery and the Option Securities Delivery Date, respectively. Such certificates will be made available for checking and packaging in New York, New York, at least 24 hours prior to the Time of Delivery and the Option Securities Delivery Date.

         5.       The Company agrees with each of the Underwriters:

                  (a) If the Registration Statement has not become effective, to promptly file the Final Amendment with the Commission and use its best efforts to cause the Registration Statement to become effective; if the Original Registration Statement has become effective, to promptly file the Rule 430A Prospectus with the Commission in accordance with the provisions of such rule; to make no further amendment or any supplement to the Original Registration Statement or Prospectus or file any Rule 462(b) Registration Statement which shall be reasonably disapproved by you after reasonable notice thereof; to advise you, promptly after it receives notice thereof of the time when the Registration Statement, or any amendment thereto, or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus or Rule 462(b) Registration Statement has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification to use promptly its best efforts to obtain withdrawal of such order; (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and in each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue each qualification in effect for a period of not less than one year from the Effective Date;

                  (c) To deliver to you and, with the exception of exhibits, to you for each other Underwriter, copies of the Original Registration Statement, each Rule 462(b) Registration Statement, two of which will be signed and will include all exhibits, each Preliminary Prospectus, the Prospectus and all amendments or supplements thereto and all documents incorporated by reference into the Registration Statement in such quantities and in such form or forms as you may from time to time reasonably request, and if delivery of a prospectus is required by law in connection with sales of Securities at any time prior to the expiration of nine months after the time of issue of the Prospectus and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its stockholders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement in form complying with the provisions of Section 11(a) of the Act and Rule 158 of the Rules covering a period of 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;

                  (e) To file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the Effective Date and during any period when the Prospectus is required to be delivered;

                  (f) For a period of five years from the Effective Date, to furnish to its stockholders after the end of each fiscal year an annual report (including a combined or consolidated balance sheet and statements of income, cash flow and stockholders' equity of the Company and its Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Effective Date), to file with the Commission combined or consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

                  (g) During a period of five years from the Effective Date, to furnish to you copies of all reports or other communications (financial or other) furnished to its stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed;
         and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request in connection with your obligations hereunder;

                  (h) During the period of 120 days after the date hereof, except pursuant to this Agreement and to its 1994 and 1995 Stock Option Plans, the Company will not offer, sell or otherwise dispose of any capital stock of the Company, directly or indirectly, without the prior written consent of the Representatives; and

                  (i) That it will not take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of counsel and accountants for the Company, and all other expenses, in connection with the preparation, printing and filing of the Original Registration Statement and the Prospectus and (except as otherwise provided in Section 5(c) hereof) amendments and supplements thereto and any Rule 462(b) Registration Statement and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and of any Preliminary Prospectus and related offering documents to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Agreement Among Underwriters, the Selling Agreement, communications among the Company, the Underwriters and the selling group and the Preliminary and Supplemental Blue Sky Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws provided in Section 5(b) hereof, including filing and registration fees and the fees, disbursements and expenses for counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6, including the fees of the Company's Trustee, Transfer Agent and Registrar, the cost of any stock transfer taxes on sale of the Securities to the Underwriters, the cost of the Company's personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and all expenses and taxes incident to the sale and delivery of the Securities to be sold by the Company to the Underwriters hereunder.

         It is understood, however, that, except as provided in this Section 6,
Section 8 and Section 12 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Original Registration Statement and, if the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective, and you shall have received notice thereof with respect to the Original Registration Statement, and time confirmation thereof with respect to any Rule 462(b) Registration Statement, not later than 10:00 P.M., New York City time, on the date of execution of this Agreement, or at such other time as you and the Company may agree; if required, the Prospectus shall have been filed in accordance with Rule 424(b)(1) or (4) of the Rules not later than 48 hours following the execution of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) All corporate proceedings and related legal and other matters in connection with the organization of the Company and the registration, authorization, issue, sale and delivery of the Securities shall have been reasonably satisfactory to Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Underwriters, and Akin, Gump, Strauss, Hauer & Feld, L.L.P. shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection;

                  (c) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, or any Rule 462(b) Registration Statement contains an untrue statement of fact or omits to state a fact which in your judgment is in either case material and in the case of an omission is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) Conyers, Dill & Pearman, Bermuda counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) each of the Company, and International Media
                  Services Ltd. ( "Media", and together with the Company, the "Bermuda Companies") has been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda (meaning, among other things, that the Company has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda governmental fee or tax, the failure of which would make the Company liable to be struck from the Register of Companies and thereby cease to exist under the laws of Bermuda); and the Company has all necessary corporate power to own and lease its properties and conduct its business as described in the Prospectus;

                           (ii) the Company has an authorized capitalization as
                  set forth in the Registration Statement and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are free of any preemptive rights. The Securities being sold by the Company have been duly and validly authorized and, when duly authenticated by the Trustee and delivered in accordance with the provisions of the Registration Statement and this Agreement, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and except as enforceability of the same may be affected by principles of equity; and the Securities conform to the description of the Securities in the Prospectus; to such counsel's knowledge, all of the issued shares or other interests in the capital of Media which have been issued or granted to the Company or any Subsidiary of the Company have been validly created, allotted and issued, and the Company is, directly or indirectly, the holder of fifty percent of the issued share capital or other interests of Media;

                           (iii) this Agreement, the Indenture, and each
                  agreement relating to the Company's investment in the Studio 1+1 Group (as defined in the Prospectus) listed in such counsel's opinion, have been duly authorized, executed and delivered by the Company and each is a legal, valid and binding agreement of the Company or Media, as the case may be, enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the securities laws and principles of public policy in Bermuda or in the United States;

                           (iv) the Company has full corporate power and
                  authority to execute, deliver and perform this Agreement and the Indenture, and the execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement will not result in any violation of the provisions of the Memorandum of Association or the Bye-laws, in each case as amended, of the Company, any statute or, to the best of such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company;

                           (v) no consent, approval, authorization, order,
                  registration or qualification of or with any Bermuda court, regulatory authority or other Bermuda governmental body is required which has not been duly obtained in accordance with Bermuda law for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement;

                           (vi) there are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting of, any Securities pursuant to the Company's Memorandum of Association or Bye-laws, in each case as amended;

                           (vii) no stamp or other issuance or transfer taxes or
                  duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Securities to the initial purchasers thereof;

                           (viii) the statements in the Prospectus relating to
                  Bermuda law, including but not limited to those under the captions "Risk Factors - Enforcement of Civil Liabilities and Judgments," "Risk Factors - Bermuda Corporate Law," "Description of Capital Stock," "Certain Tax Considerations - Bermuda Taxation," "Management - Executive Officers and Directors" and "Underwriting" in the Prospectus and Item 15 of
                  Part II of the Registration Statement, insofar as such statements constitute a summary of matters of Bermuda law and regulation or legal conclusions with respect thereto, are accurate in all material respects;


                           (ix) the indemnification and contribution provisions
                  set forth in Section 8 of this Agreement do not contravene Bermuda law or public policy;

                           (x) assuming the validity of such actions under
                  applicable federal and state laws in the United States, under the laws of Bermuda relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any U.S. Federal or state court located in the Borough of Manhattan, the City of New York, and the service of process effected in the manner set forth in this Agreement will be effective, insofar as Bermuda law is concerned, to confer valid personal jurisdiction over the Company; and

                           (xi) any judgment obtained in any U.S. federal or
                  state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under this Agreement would be enforced against the Company in Bermuda courts, provided that, inter alia, (a) such judgment is obtained in compliance with legal requirements of the jurisdiction of the court rendering such judgment and in compliance with all legal requirements of this Agreement; (b) such judgment is strictly for the payment of a certain sum of money based on an in personam (rather than an in rem) action, provided that pursuant to Bermuda law, obligations payable in Bermuda in a foreign currency, whether by agreement or by a judgment of a Bermuda court, may be discharged in Bermuda currency at the rate of exchange for such currency prevailing at the time of payment; (c) service of process was made personally on the Company or on the appropriate process agent;
                  (d) such judgment does not contravene Bermuda public policy, Bermuda law, international treaties or agreements binding upon Bermuda or generally accepted principles of international law;
                  (e) the applicable procedure under the laws of

                  Bermuda with respect to the enforcement of foreign judgments (including the issuance of a letter rogatory by the competent authority of such jurisdiction in accordance with the laws thereof) is complied with; (f) such judgment is final in the jurisdiction where it was obtained; and (g) the U.S. federal or state courts recognize the principles of reciprocity in connection with the enforcement of Bermuda judgments in the United States or the State of New York, as the case may be.

         In rendering their opinions set forth in Section 7(d) above, such counsel may rely, to the extent deemed advisable by such counsel, (a) upon certificates of state officials, and (b) on opinions of counsel (provided, however, that you shall have received a copy of each of such opinions which shall be dated the Time of Delivery, addressed to you or otherwise authorizing you to rely thereon; and that Conyers, Dill & Pearman in its opinion to you delivered pursuant to this subsection, shall state that such counsel are satisfactory to them and Conyers, Dill & Pearman has no reason to believe that you and they are not entitled to so rely);

                  (e) Baker & McKenzie, special Netherlands counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) CME Media Enterprises B.V. ("CME BV"), Central
                  European Media Enterprises N.V. and each of other Subsidiary listed on Schedule I to such counsel's opinion (collectively, the "Dutch and Netherlands Antilles Subsidiaries") have each been duly incorporated or duly organized as a limited liability company or other Legal Entity under the laws of the Kingdom of the Netherlands and the Netherlands Antilles, respectively;

                           (ii) all of the issued shares or other interests in
                  the capital of the Dutch and Netherlands Antilles Subsidiaries which have been issued or granted to the Company or any Subsidiary have been validly created, allotted and issued, and the Company is the direct or indirect registered holder of all of the issued share capital or other interests of the Dutch and Netherlands Antilles Subsidiaries;

                           (iii) this Agreement, the Indenture, and each
                  agreement relating to the Company's investment in the Studio 1+1 Group (as defined in the Prospectus) listed in such counsel's opinion, have been duly authorized, executed and delivered by the Company and each is a legal, valid and binding agreement of the Company or any of the Dutch and Netherlands Subsidiaries, as the case may be, enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the securities laws and principles of public policy in the Netherlands, the Dutch Antilles or the United States; and

                           (iv) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in the Kingdom of the Netherlands or the Netherlands Antilles against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (f) Rosenman & Colin LLP, U.S. counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) each of the Subsidiaries listed on Schedule I to
                  such counsel's opinion (which Schedule shall set forth all of the United States Subsidiaries) (collectively, the "United States

                  Subsidiaries") has been duly incorporated or duly organized as a corporation or other Legal Entity under United States law;

                           (ii) the statements under the caption "Certain Tax
                  Considerations - United States" in the Prospectus insofar as such statements constitute a summary of matters of U.S. tax law and regulations or legal conclusions with respect thereto, are accurate in all material respects;

                           (iii) assuming due authorization, execution and
                  delivery by the parties thereto, this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, including but not limited to the choice of law provision contained in paragraph 15 hereof;

                           (iv) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities) will not require any consent, approval authorization or other order of any U.S. court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act or other securities or Blue Sky laws), or violate or conflict with any U.S. laws, administrative regulations or rulings or court decrees applicable to the Company or any of the Subsidiaries, except where failure to receive any such consent, approval, authorization or any such conflict, breach or default would not have a material adverse effect on the business and financial condition of the Company and the Subsidiaries taken as a whole;

                           (v) the Registration Statement has become effective
                  under the Act, any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Act, has been made in the manner and within the time period required by Rule 424(b) under the Act, and no stop order suspending its effectiveness has been issued and no proceedings for the purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                           (vi) to such counsel's knowledge, no holders of
                  securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights;

                           (vii) the Company is not an "investment company"
                  within the meaning of the Investment Company Act of 1940, as amended;

                           (viii) to such counsel's knowledge, no contract or
                  other document or U.S. Statute or regulation is required to be disclosed in the Registration Statement and Prospectus or to be filed as an exhibit to the Registration Statement that is not disclosed therein or filed as required, and each contract governed by the laws of the State of New York or U.S. Federal law summarized in the Registration Statement and Prospectus is in full force and effect;

                           (ix) such counsel does not know of any U.S.
                  governmental legal proceeding pending or threatened against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein;

                           (x) the Indenture has been qualified under the Trust
                  Indenture Act of 1939, and the summary descriptions under the caption "Description of the Notes" in the Prospectus generally conform to the Notes and the Indenture;

                           (xi) assuming the due authorization, execution and
                  delivery by the parties thereto, the Indenture has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability may be limited by governing principles of equity; and

                           (xii) (1) the Registration Statement and the
                  Prospectus and any supplement or amendment thereto (except for financial statements and other financial and statistical data, as to which no belief will be expressed) comply as to form in all material respects with the Act and (2) no facts have come to the attention of such counsel which lead such counsel to believe that (except for financial statements and other financial and statistical data, as to which no belief will be expressed) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements and other financial and statistical data, as to which no belief will be expressed), as of its date and as of the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) Doser Amereller Noack, special German counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) each of the Subsidiaries listed on Schedule I to
                  such counsel's opinion (collectively, the "German Subsidiaries") is validly existing as a partnership or other Legal Entity under German law;

                           (ii) each of the German Subsidiaries has the
                  corporate power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) to such counsel's knowledge, all of the issued
                  shares or other interests in the capital of the German Subsidiaries which have been issued or granted to Central European Media Enterprises N.V., a Netherlands Antilles company, and CME Media Enterprises B.V., a Netherlands company (together, the "Dutch Companies") have been validly created, allotted and issued, and the Dutch Companies are, directly or indirectly, the holders of the percentage of the issued share capital or other interests of such German Subsidiaries disclosed in the Prospectus;

                           (iv) the Partnership Agreement for 1A TV
                  Beteiligungsgesellschaft GmbH & Co. Betriebs KG among the partners named therein dated May 14, 1993 (the "1A Berlin Partnership Agreement"); the Agreement on the Establishment of a Silent Partnership dated April 19, 1994, as amended, between Dr. Dietmar Straube, CEDC Management Services GmbH & Co. Media Enterprises KG and FFF (the "Nuremberg Partnership Agreement"); the Agreement of September 1995, by and between CME Medienbeteiligungen GmbH & Co. Media Enterprises KG and Sachsen Funk und Fernsehen GmbH (the "Leipzig and Dresden Agreement"); and all other agreements relating to the rights and obligations of the Company or the German Subsidiaries created under the 1A Berlin Partnership Agreement, the Nuremberg Partnership Agreement and the Leipzig and Dresden Agreement (collectively, the "German Constituent Documents," which may be specified in a schedule to such counsel's opinion) are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and of the Agreement Among Underwriters (a) will not require any consent, approval, authorization or other order of any German court, regulatory body or other German governmental body to be obtained and (b) will not violate any German law or regulation with the proviso that because there are no rulings or decisions relating to this issue, it is not without doubt;

                           (vi) no orders for the opening of bankruptcy
                  proceedings or resolutions of dissolution have been registered in the respective commercial register with respect to any of the German Subsidiaries and such counsel is not aware of any such proceedings having been applied for or any such resolution having been passed with respect to any of them;

                           (vii) the German Subsidiaries have been issued the
                  Licenses required by them under the applicable laws of each of the German states granting such Licenses for the purposes of carrying on their broadcast operations as described in the Prospectus (the "German Licenses"); except for pending litigation disclosed and correctly summarized in the Prospectus, to such counsel's knowledge, no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the German Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the German Licenses, or the imposition of any administrative sanction; and such counsel are not aware of any breaches of the terms of the German Licenses (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company," and "Business Operations in Germany: the German Stations" in the Prospectus relate to agreements governed by German law or to German provisions of law ("German legal matters") referred to therein and insofar as they purport to describe the legal effect of the German Constituent Documents, such statements correctly describe such legal matters and such legal effect; and

                           (ix) such counsel is not aware of any litigation or
                  any governmental proceeding pending or threatened in Germany against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (h) Radvan & Co., special Czech counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) Ceska Nezavisla Televizni Spolecnost s.r.o. (the
                  "Czech Subsidiary") has been duly incorporated or organized as a limited liability company under the laws of the Czech Republic and Radio Alfa, a.s. ("Radio Alfa") has been duly incorporated or organized as a joint stock company under the laws of the Czech Republic;

                           (ii) each of the Czech Subsidiary and Radio Alfa has
                  the power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of the Czech Subsidiary which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued, and fully paid, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of such Czech Subsidiary disclosed in the Prospectus;

                           (iv) the Memorandum of Association and Investment
                  Agreement dated, May 4, 1993, as amended, by and between Central European Development Corporation Management Services GmbH, Ceska Sporitelna, a.s. and CET 21 s.r.o. (CET 21) the Loan Agreement and Transfer Agreements relating to the transfer of 2% of the Participation Interest in the Czech Subsidiary between the CME BV and Czech Savings Bank all dated August 1, 1996; the Loan Agreement, Transfer Agreements and Trusteeship Agreement between the CME BV and Dr. Zelezny regarding the transfer of Participation Interests in CET 21 all dated August 1, 1996; and all other material agreements reviewed by such counsel relating to the rights and obligations of the Company with respect to the Czech Subsidiary (collectively, the "Nova Documents") are valid and binding agreements and are enforceable in accordance with their terms;


                           (v) the Consultancy Agreement (the "Consultancy
                  Agreement") dated February 9, 1995, by and between CME BV and Radio Alfa a.s. ("Radio Alfa"); the Loan Agreement dated February 9, 1995 between CME BV and Radio Alfa, as supplemented by the several Supplemental Loan Agreements (collectively, the "Loan Agreements"); each of the Agreements on Future Agreement between CME BV and IDOS, spel. s.r.o. and Releas a.s. relating to options to purchase additional interests in Radio Alfa (collectively, the "Option Agreements"); and all other material agreements reviewed by such counsel relating to the rights and obligations of the Company and any Subsidiary with respect to Radio Alfa created (collectively, the "Radio Alfa Documents," and together with the Nova Documents, the "Czech Constituent Documents," which may be specified in a schedule to such counsel's opinion) are valid and binding agreements and are enforceable in accordance with their terms;

                           (vi) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Czech court, regulatory body or other Czech governmental body to be obtained and (b) will not violate any Czech law or regulation;

                           (vii) there are no winding up petitions against the
                  Czech Subsidiary or, to the best of such counsel's knowledge, against Radio Alfa;

                           (viii) CET 21 and Radio Alfa have obtained the
                  Licenses required under applicable laws of the Czech Republic for purposes of carrying on their respective broadcast operations as described in the Prospectus (collectively the "Czech Licenses") and the Czech Subsidiary has acquired from CET 21 the exclusive right to use CET 21's License to broadcast the Czech Subsidiary's programming in the Czech Republic, except for the administrative proceedings disclosed and correctly summarized in the Prospectus regarding an alleged inconsistency between the present registration of the scope of business activity of the Czech Subsidiary, to the best knowledge of such counsel, there are no orders outstanding which have been made against CET

                  21, the Czech Subsidiary or Radio Alfa; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Czech Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Czech Licenses, or the imposition of any administrative sanction; and there have been no breaches of the terms of the Czech Licenses (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (ix) insofar as the statements under the captions
                  "The Company," "Business Operations in the Czech Republic:
                  Nova TV" and "Business - Operations in the Czech Republic:
                  Radio Alfa" in the Prospectus constitute a summary of Czech law and insofar as they purport to describe the legal effect of the Czech Constituent Documents, such statements fairly describe relevant Czech law and such legal effect; and

                           (x) such counsel is not aware of any litigation or
                  any governmental proceeding pending or threatened in the Czech Republic against Radio Alfa, the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (i) Radvan & Co., special Slovak counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) STS has been duly incorporated or organized as
                  a limited liability company under the laws of the Slovak Republic;

                            (ii) the Slovak Subsidiary has the power and
                  authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the shares or other interests, in the
                  capital of the Slovak Subsidiary which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued and fully paid, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of such Slovak Subsidiary disclosed in the Registration Statement;

                           (iv) the Memorandum of Association and Articles of
                  Association each dated September 28, 1995 of the Slovak Subsidiary; the Participants Agreement dated September 28, 1995 between CME BV and Markiza - Slovakia s.r.o. ("Markiza"); the agreement between CME BV and Markiza dated October 1, 1995 regarding CME BV's contributions; the Mandate Agreement between Markiza and the Czech Subsidiary (collectively the "STS Agreements"); and all other material agreements reviewed by such counsel relating to the rights and obligations of the Company and any Subsidiary with respect to the Slovak Subsidiary (collectively, the "Slovak Constituent Documents" which may be specified in a schedule to such counsel's opinion) are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Slovak court, regulatory body or other Slovak governmental body to be obtained and (b) will not violate any Slovak law or regulation;

                           (vi) there are, to the best of such counsel's
                  knowledge, no winding up petitions against the Slovak Subsidiary or Markiza;

                           (vii) Markiza has obtained the License required by it
                  under applicable Slovak law for purposes of carrying on its broadcast operations as described in the Prospectus (the "Slovak License") and STS has acquired from Markiza the exclusive right to use the License such that television programming produced by STS is broadcast under the Slovak License by Markiza; to the best of such counsel's knowledge, there are no orders outstanding which have been made against STS or Markiza; no application, action or proceeding is pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Slovak License, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Slovak License, or the imposition of any administrative sanction (except as disclosed and correctly summarized in the Prospectus); and there have been no breaches of the terms of the Slovak License (except as disclosed and correctly summarized in the Prospectus) which would lead them to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company" and "Business Operations in the Slovak Republic:
                  Markiza TV" in the Prospectus constitute a summary of Slovak law and insofar as they purport to describe the legal effect of the Slovak Constituent Documents, such statements fairly describe relevant Slovak law and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in the Slovak Republic against STS, Markiza, the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

         (j) Jadek & Pensa, special Slovenian counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) Prodkcija Plus d.o.o. Ljubljana ( "Pro Plus" or
                  the "Slovenian Subsidiary") has been duly incorporated or organized as a limited liability company under the laws of Slovenia;

                           (ii) the Slovenian Subsidiary has the power and
                  authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of the Slovenian Subsidiary which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of such Slovenian Subsidiary disclosed in the Prospectus;

                           (iv) the Partnership Agreement dated February 10,
                  1995 among CME BV, MMTV 1 d.o.o., Ljubljana ("MMTV") and Tele 59 d.o.o., Maribor ("Tele 59"); the Share Purchase Agreement dated April 8, 1995 by and between CME BV and Zdenka Meglic, Zorgova 70, Ljublana ("Meglic"); the Preliminary Agreement dated December 7, 1995 by and between CME BV and Tele 59; and all other material agreements reviewed by such counsel relating to the rights and obligations of the Company and any Subsidiary with respect to the Slovenian Subsidiary

                  (collectively, the "Slovenian Constituent Documents," which may be specified in a schedule to such counsel's opinion) are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the

                  Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Slovenian court, regulatory body or other Slovenian governmental body to be obtained and (b) will not violate any Slovenian law or regulation;

                           (vi) to the best knowledge of such counsel there are
                  no winding up petitions against the Slovenian Subsidiary, MMTV, Meglic or Tele 59;

                           (vii) MMTV and Tele 59 have been issued the Licenses
                  required under applicable Slovenian law for the purposes of carrying on their broadcast operations as described in the Prospectus (the "Slovenian Licenses"), and have agreed to (a) order the production of television programs exclusively from the Slovenian Subsidiary, (b) broadcast only programs provided by the Slovenian Subsidiary, and (c) grant the Slovenian Subsidiary the exclusive right to sell advertising during their broadcasts; to the best knowledge of such counsel there are no orders outstanding which have been made against the Slovenian Subsidiary; no application, action or proceeding is pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Slovenian Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Slovenian Licenses, or the imposition of any administrative sanction; and there have been no breaches of the terms of the Slovenian Licenses (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company" and "Business Operations in Slovenia: POP TV" in the Prospectus constitute a summary of Slovenian law and insofar as they purport to describe the legal effect of the Slovenian Constituent Documents, such statements fairly describe relevant Slovenian law and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in Slovenia against Meglic MMTV, Tele 59, the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

         (k) Liana Petrovici, special Romanian counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) Media Pro International S.A. (the "Romanian

                  Subsidiary") and Unimedia, S.R.L. ("Unimedia") has been duly incorporated or organized as a joint stock company under the laws of Romania;

                           (ii) each of the Romanian Subsidiary and Unimedia
                  has the power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Romanian Subsidiary and Unimedia which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of such Romanian Subsidiary or Unimedia disclosed in the Prospectus;

                           (iv) the Cooperation Agreement dated August 1995
                  among CME BV, Ion Tiriac and Adrian Sarbu; the various Loan Agreements between CME BV and Pro TV, S.R.L., and all other material agreements reviewed by such counsel relating to the rights and obligations of the Company and any Subsidiary with respect to the Romanian Subsidiary (collectively, the "Romanian Constituent Documents," which may be specified in a schedule to such counsel's opinion); and all material agreements reviewed by such counsel relating to the rights and obligations of the Company and any Subsidiary with respect to Unimedia (collectively, the "Unimedia Documents," which may be specified in a schedule to such counsel's opinion) are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Romanian court, regulatory body or other Romanian governmental body to be obtained and (b) will not violate any Romanian law or regulation;

                           (vi) there are no winding up petitions against
                  either the Romanian Subsidiary or Unimedia;

                           (vii) those entities which constitute the "Pro TV
                  Network" as described in the Prospectus have been issued the Licenses required by them under applicable Romanian law for the purposes of carrying on their broadcast operations as described in the Prospectus (the "Romanian Licenses"); to the best knowledge of such counsel, there are no orders outstanding which have been made against such entities; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Romanian Licenses, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Romanian Licenses, or the imposition of any administrative sanction; and there have been no breaches of the terms of the Romanian Licenses (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company" and "Business Operations in Romania: PRO TV" in the Prospectus constitute a summary of Romanian law and insofar as they purport to describe the legal effect of the Romanian Constituent Documents or the Unimedia Documents, such statements fairly describe relevant Romanian law and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in Romania against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

         (l) Andrea Kozma, special Hungarian counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) Each of the Subsidiaries listed in Schedule I to
                  such counsel's opinion (collectively, the "Hungarian Subsidiaries") has been duly incorporated or duly organized as a partnership or other Legal Entity under the laws of Hungary;

                           (ii) Each of the Hungarian Subsidiaries has the
                  power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each of the Hungarian Subsidiaries which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of each of the Hungarian Subsidiaries disclosed in the Prospectus;

                           (iv) the material agreements set forth in Schedule I
                  to such counsel's opinion relating to the rights and obligations of the Company and any Subsidiary with respect to each Hungarian Subsidiary (collectively, the "Hungarian Constituent Documents,") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Hungarian court, regulatory body or other Hungarian governmental body to be obtained and (b) will not violate any Hungarian law or regulation;

                           (vi) there are no winding up petitions against any
                  of the Hungarian Subsidiaries;

                           (vii) each of Veszprem TV kft. ("Veszprem TV") and
                  2002 kft. ("2002") has been issued the License required by it under applicable Hungarian law for the purposes of carrying on its broadcast operations as described in the Prospectus (collectively, the "Hungarian Licenses"); to the best knowledge of such counsel, there are no orders outstanding which have been made against any Hungarian Subsidiary; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of any Hungarian License, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or Suspension of any Hungarian License, or the imposition of any administrative sanction; and there have been no breaches of the terms of any Hungarian License (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company" and "Business "Business - Broadcast Operations Under Development - Hungary" in the Prospectus constitute a summary of Hungarian law and insofar as they purport to describe the legal effect of the Hungarian Constituent Documents, such statements fairly describe relevant Hungarian law and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in Hungary against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (m) Altheimer & Gray, special Polish counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) TVN Sp. z.o.o. ("TVN") has been duly incorporated
                  or duly organized as a partnership or other Legal Entity under the laws of Poland;

                           (ii) the Polish Subsidiary has the power and
                  authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of the Polish Subsidiary which have been issued or granted to a subsidiary of the Company have been validly created, allotted and issued, and the Company is, directly or indirectly, the registered holder of the percentage of the issued share capital or other interests of such Polish Subsidiary disclosed in the Prospectus;

                           (iv) all material agreements scheduled in such
                  counsel's opinion relating to the rights and obligations of the Company and any Subsidiary with respect to the Polish Subsidiary (collectively, the "Polish Constituent Documents," ) are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Polish court, regulatory body or other Polish governmental body to be obtained and (b) will not violate any Polish law or regulation;

                           (vi) to the best knowledge of such counsel, there
                  are no winding up petitions against the Polish Subsidiary;

                           (vii) Televisja Wisla Sp.z.o.o. ("TV Wisla") has been
                  issued the License required under applicable Polish law for the purposes of carrying on its broadcast operations as described in the Prospectus (collectively, the "Polish License"); to the best knowledge of such counsel, there are no orders outstanding which have been made against the Polish Subsidiary or TV Wisla; no application, action or proceeding is pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Polish License, or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Polish License, or the imposition of any administrative sanction; and there have been no breaches of the terms of the Polish License (except as disclosed and correctly summarized in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (viii) insofar as the statements under the captions
                  "The Company" and "Business Broadcast Operations Under Development - Poland" in the Prospectus constitute a summary of Polish law and insofar as they purport to describe the legal effect of the Polish Constituent Documents, such statements fairly describe relevant Polish law and such legal effect; and

                           (ix) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in Poland against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized in the Prospectus.

                  (n) Baker & McKenzie, special Ukraine counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) to the best knowledge of such counsel each of the
                  companies listed on Schedule I to such counsel's opinion (the "Ukraine Participants") has been duly incorporated or duly organized as a legal entity under the laws of Ukraine;

                           (ii) to the best knowledge of such counsel each of
                  the Ukraine Participants has the power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each Ukraine Participant which have been issued or granted to Intermedia Ukraine ("Intermedia") or Innova have been validly created, allotted and issued, and Intermedia and Innova, directly or indirectly, are the registered holders of the percentages of the issued share capital or other interests of each Ukraine Participant disclosed in the Prospectus;

                           (iv) all material agreements scheduled in such
                  counsel's opinion relating to the rights and obligations of the Company, any Subsidiary, Media, Intermedia or Innova with respect to any Ukraine Participant (collectively, the "Ukraine Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms;

                           (v) insofar as the statements under the captions "The
                  Company" and "Business Operations in Ukraine: Studio 1+1 Group" in the Prospectus purport to describe the legal effect of the Ukraine Constituent Documents, such statements fairly describe such legal effect.

                  (o) Alexi Volkov, special Ukraine counsel to the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) the execution, delivery and performance of this
                  Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the issuance and sale of the Securities by the Company in accordance with the terms hereof and thereof (a) will not require any consent, approval, authorization or other order of any Ukraine court, regulatory body or other Ukraine governmental body to be obtained and (b) will not violate any Ukraine law or regulation;

                           (ii) to the best knowledge of such counsel there are
                  no winding up petitions against Intermedia or any of the Ukraine Participants;

                           (iii) Tele Radiogesellschaft Studio 1+1 has been
                  issued the License required under applicable Ukraine law for the purposes of carrying on its broadcast operations, as the same are described in the Prospectus (the "Ukraine License"); to the best knowledge of such counsel, there are no orders outstanding which have been made against the Company, Intermedia, Innova, Media or any of the Ukraine Participants; no application, action or proceeding is or will be pending or threatened that may result in the revocation, modification, nonrenewal or suspension of the Ukraine License (except as disclosed and correctly summarized in the Prospectus), or the imposition of any administrative sanction; the issuance and sale of the Securities hereunder will not lead to the revocation, modification, nonrenewal or suspension of the Ukraine License, or the imposition of any administrative sanction; and there have been no breaches of the terms of the Ukraine License (except as disclosed in the Prospectus) which would lead any regulatory authorities to take any action under their respective powers in relation thereto;

                           (iv) insofar as the statements under the captions
                  "The Company" and "Business Operations in Ukraine: Studio 1+1 Group" in the Prospectus constitute a summary of Ukraine law, such statements fairly describe relevant Ukraine law; and

                           (v) such counsel does not know of any litigation or
                  any governmental proceeding pending or threatened in Ukraine against the Ukraine Participant, Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                  (p) _____________, special Austrian counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form and substance satisfactory to you, to the effect that:

                           (i) to the best knowledge of such counsel each of the
                  companies listed on Schedule I to such counsel's opinion (the "Austrian Subsidiaries") has been duly incorporated or duly organized as a legal entity under the laws of Ukraine;

                           (ii) to the best knowledge of such counsel each of
                  the Austrian Subsidiaries has the power and authority required to carry on its business as it is stated to be carried on in the Prospectus and to own and lease its properties;

                           (iii) all of the issued shares or other interests in
                  the capital of each Austrian Subsidiary which have been issued or granted to the Company, any Subsidiary, Intermedia or Innova have been validly created, allotted and issued, and the Company, any Subsidiary, Innova and Intermedia, directly or indirectly, are the registered holders of the percentages of the issued share capital or other interests of Media and Innova disclosed in the Prospectus; and

                           (iv) all material agreements scheduled in such
                  counsel's opinion relating to the rights and obligations of the Company, any Subsidiary, Innova or Media with respect to any Austrian Subsidiary (collectively, the "Austrian Subsidiary Constituent Documents") are valid and binding agreements and are enforceable in accordance with their terms.

                  (q) Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Underwriters, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (r) At the time this Agreement is executed and also at the Time of Delivery, Arthur Andersen & Co. LLP shall have furnished to you a letter or letters, dated the date of this Agreement and the Time of Delivery, in form and substance satisfactory to you, to the effect, that:

                           (1) They are independent certified public accountants
                  with respect to the Company and each Unconsolidated Associated Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (2) In their opinion, the consolidated financial
                  statements of the Company and the financial statements of each Unconsolidated Associated Company (including the related schedules and notes) included in the Registration Statement (or incorporated by reference therein) and Prospectus and covered by their reports included therein comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder;

                           (3) On the basis of specified procedures as of a
                  specified date not more than five days prior to the date of their letter (which procedures do not constitute an examination made in accordance with generally accepted auditing standards), consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and the unaudited financial statements of each Unconsolidated Associated Company (with an indication of the date or dates of each such latest available financial statements), inquiries of officials of the Company who have responsibility for financial and accounting matters, and such other procedures or inquiries as are specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A) (i) Any material modifications should be
                           made to the unaudited consolidated financial statements described in this Section 7(r), included in the Registration Statement for them to be in conformity with generally accepted accounting principles; and

                                        (ii) The unaudited consolidated

                           financial statements described in this Section 7(r) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

                                    (B) (i) At ___________, 1997, there was any
                           change in the capital stock, increase in long-term debt, or decrease in net current assets or shareholders' equity of the Company or any Unconsolidated Associated Company as compared with amounts shown in the [________________ unaudited] consolidated balance sheet included in the Registration Statement other than as shown in the Registration Statement; or

                                        (ii) for the period from
                           _________________________, there was any change as
                           compared to the corresponding period in the preceding year, in combined net revenues or in the total or per-share amounts of income (loss) before extraordinary items or of net income (loss), except in all instances for changes, increase, or decreases that the Registration Statement discloses have occurred or may occur.

                                    (C) Based solely on inquiries of certain
                           officials of the Company who have responsibility for financial and accounting matters and minutes of meetings of stockholders, the board of directors and the compensation committee of the Company, nothing came to their attention that caused them to believe
                           (i) at _________________, 1997, there was any change
                           in the capital stock, increase in long-term debt or any decreases in net current assets or stockholders' equity of the Company or any Unconsolidated Associated Company as compared with amounts shown on the [_____________________ unaudited] consolidated balance sheet included in the Registration Statement or (ii) for the period from __________________, there were any decreases, as compared with the corresponding period in the preceding year, in net revenues or in the total or per share amounts of income (loss) before extraordinary items or of net income (loss) other than as disclosed in the Registration Statement.

                           (4) In addition to the examination referred to in
                  their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause

                  (4) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and its consolidated Subsidiaries which appear in the Prospectus under the captions which have been specified by you, and have compared such amounts and financial information with the accounting records of the Company, its consolidated Subsidiaries and the Unconsolidated Associated Companies and have found them to be in agreement and have proved the mathematical accuracy of certain specified percentages; and

                  (s) (1) Neither the Company nor any of its consolidated Subsidiaries shall have sustained since _________________, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (2) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or short-term debt or long-term debt of the Company or any of its consolidated Subsidiaries nor any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its consolidated Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (1) or (2), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (t) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, satisfactory to you as to such matters as you may reasonably request and as to (1) the accuracy of the Company's respective representations and warranties herein at and as of the time of Delivery and (2) the performance by the Company of all of its respective obligations hereunder to be performed at or prior to the Time of Delivery; the Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, as to (1) the fact that they have carefully examined the Registration Statement and Prospectus and, (a) as of the Effective Date, the statements contained in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading and
         (b) since the Effective Date, no event has occurred that is required by the Act or the Rules to be set forth in an amendment of, or a supplement to, the Prospectus that has not been set forth in such an amendment or supplement; and (2) the matters set forth in subsection
         (a) of this Section 7; and

                  (u) Each director and officer and certain 5% shareholders and other shareholders of the Company, and any Legal Entity under their respective control shall have delivered to you an agreement not to offer, sell or otherwise dispose of any shares of Common Stock (or securities convertible or exchangeable into shares of Common Stock), directly or indirectly into the public market, for a period of 120 days after the date of this Agreement, without the prior written consent of the Schroder Wertheim & Co. Incorporated.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Preliminary Prospectus and not corrected in the Prospectus, the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all the Securities under the securities laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made or incorporated by reference therein not misleading, or (iii) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the Securities, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Underwriter made in any Preliminary Prospectus, the Original Registration Statement, any Rule 462(b) Registration Statement the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and provided, further, that the indemnity agreements contained in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person, within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 5(c) hereof.

                  (b) In addition to any obligations of the Company under
Section 8(a), the Company agrees that it shall perform indemnification obligations under Section 8(a) (as modified by the last paragraph of this Section 8(b)) with respect to counsel fees and expenses and other expenses reasonably incurred by making payments within 45 days to the Underwriter in the amount of the statements of the Underwriter's counsel or other statements which shall be forwarded by the Underwriter, and that they shall make such payments notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation to reimburse the Underwriters for such expenses and the possibility that such payment might later be held to have been improper by a court and a court orders return of such payments, in which event, after a final order to such effect from which no appeal may be taken, such amounts will be returned to the Company, with such interest, if any, as the court may order.

         The indemnity agreement in Section 8(a) shall be in addition to any liability which the Company shall otherwise have and shall extend upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act.

                  (c) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Original Registration Statement, any Rule 462(b) Registration

Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter relating to such Underwriter through you expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         The indemnity agreement in this Section 8(c) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.


                  (d) Promptly after receipt by an indemnified party under
Section 8(a) or 8(c) of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 8(a) or 8(c) except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any indemnified party otherwise than under such Section 8(a) or 8(c). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party and (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed pursuant to the second preceding sentence shall be designated in writing by Schroder Wertheim & Co. Incorporated in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(c). The respective indemnity and contribution agreements by the Underwriters and the Company contained in Section 8(a), 8(b), and 8(c) and this Section 8 shall be in addition to any liability which the Underwriters and the Company may otherwise have.

         If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(b), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter (or any person who controls any Underwriter within the meaning of the Act or the Exchange Act) makes claim for indemnification pursuant to Section 8(a) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 8(a) provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any Underwriter or any such controlling person in circumstances for which indemnification is provided under Section 8(c), then, and in each such case, the Company and such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying party hereunder (after contribution from others) in such proportion so that such Underwriter is responsible for the portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the remaining portion; provided, however, that, in any such case (x) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter and (y) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an Underwriter as a result of this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending any such claim.

                  (f) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Act except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Act. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Firm Securities on the terms contained herein. If the aggregate number of Firm

Securities as to which Underwriters default is more than one-eleventh of the aggregate principal amount of the Firm Securities and within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Firm Securities, or the Company notifies you that it has so arranged for the purchase of such Firm Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than 7 days, in order to effect whatever changes may thereby be made necessary in the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with the like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Securities of such defaulting Underwriter or Underwriters by you or the Company or both as provided in subsection (a) above, the aggregate principal amount of Firm Securities which remain unpurchased does not exceed one-eleventh of the aggregate principal amount of the Firm Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Firm Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Securities of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate principal amount of Firm Securities which remain unpurchased exceeds one-eleventh of the aggregate principal amount of all the Firm Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriter or the Company and, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity agreement in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or an officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Underwriters by notice to the Company given prior to the Time of Delivery or Option Securities Delivery Date, as the case may be, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Time of Delivery or Option Securities Delivery Date, as the case may be, there shall have occurred any material adverse change in the financial or securities markets in the United States or elsewhere, or in political, financial or economic conditions in the United States or any country in which the Company has existing broadcast operations, or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the resale of Securities or if any event shall have occurred resulting in (1) trading in securities generally on the New York Stock Exchange being suspended or limited or minimum or maximum prices being generally established on such exchange, (2) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market, (3) additional material governmental restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (4) a general banking moratorium being declared by either Federal or New York authorities, or (5) the bringing of an action or proceeding against any of the Company's Subsidiaries which, if determined adversely to such Subsidiary, could result in the revocation, modification, nonrenewal or suspension of any of the Licenses, or the imposition of any administrative sanction which could result in the loss or material curtailment of the right of any of the Company's Subsidiaries to conduct commercial broadcast operations in any of the jurisdictions in which the Company is presently operating.

         12. This Agreement shall become effective (a) if the Registration Statement has not heretofore become effective, at the earlier of 12:00 Noon, New York City time, on the first full business day after the Registration Statement becomes effective, or at such time after the Registration Statement becomes effective as you may authorize the sale of the Securities to the public by the Underwriters or other securities dealers, or (b) if the Registration Statement has heretofore become effective, at the earlier of 24 hours after the filing of the Prospectus with the Commission or at such time as you may authorize the sale of the Securities to the public by the Underwriters or securities dealers, unless, prior to any such time you shall have received notice from the Company that it elects that this Agreement shall not become effective, or you, or through you such of the Underwriters as have agreed to purchase in the aggregate fifty percent or more of the aggregate principal amount of the Firm Securities hereunder, shall have given notice to the Company that you or such Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section and
Section 6 and Section 8 hereof shall at all times be effective.

         If this Agreement shall be terminated pursuant to Section 9 or 11 hereof, or if this Agreement, by election of you or the Underwriters, shall not become effective pursuant to the provisions of this Section, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof, but if this Agreement becomes effective and is not so terminated but the Securities are not delivered by or on behalf of the Company as provided herein because the Company has been unable for any reason beyond its control and not due to any default by it to comply with the terms and conditions hereof, the Company will reimburse the Underwriters through you, for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriters, except as provided in Section 6 and Section 8 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter, if the same shall have been made or given by you.

         All statements, requests, notices and agreements hereunder shall be in writing or by written telecommunication, and shall be sufficient in all respects if delivered or sent by registered mail, if to the Underwriters, to the Representatives, c/o Schroder Wertheim & Co. Incorporated at 787 Seventh Avenue, New York, New York, 10019, Attention: Syndicate Department; provided, however, that any notice to any Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire delivered to the Company; and if to the Company, to the Company at 18 D'Arblay Street, London W1V 3FP England,
Attention: General Counsel.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriters shall be deemed a successor or assign by reason merely of such purchase.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of laws provisions thereof).

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the forgoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, manually or facsimile executed counterparts of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,


                                CENTRAL EUROPEAN MEDIA
                                ENTERPRISES LTD.



                                By: _________________________________
                                Name:       John A. Schwallie
                                Title:


Accepted as of the date hereof,
by:

SCHRODER WERTHEIM & CO. INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.


By:  Schroder Wertheim & Co. Incorporated


By: ______________________________
          Managing Director

For themselves and as Representatives
         of the Underwriters

                                  SCHEDULE I

         Underwriter                                   Principal Amount of Notes

Schroder Wertheim & Co. Incorporated............................................
Prudential Securities Incorporated..............................................
Smith Barney Inc................................................................




        Total..................................................................$